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                                                              Exhibit 99.1

                                                              EXECUTION COPY

                       AGREEMENT TO PURCHASE LMDS LICENSE
                       ----------------------------------


    AGREEMENT TO PURCHASE LMDS LICENSE, dated as of July 10, 1998 (this "Agreement") by and between WinStar Communications, Inc., a Delaware corporation the "Purchaser"), CellularVision USA, Inc., a Delaware corporation ("CVUSA") and CellularVision of New York, L.P., a Delaware limited partnership ("Seller"),

    WHEREAS, Seller holds the LMDS A Block License (the "License") from the Federal Communications Commission (the "FCC") for the New York Primary Metropolitan Statistical Area (i.e., the five boroughs comprising the City of New York, and the contiguous New York State counties of Westchester, Rockland and Putnam), free and clear of all liens, claims, rights of usage by third parties and other encumbrances (collectively, "Liens"),

    WHEREAS, Seller and CVUSA have retained Wasserstein Perella & Co., Inc.
to advise them on the marketing and sale of the 850 MHz License and Wasserstein Perella & Co., Inc. has managed the sale process, which included, among other things, contacting a large number of potential purchasers as well as active negotiations with certain potential purchasers, all of which resulted in the offer of the Purchase Price and the Loans (as hereinafter defined) all on the terms and conditions set forth herein, which CVUSA deems to be the best offer currently available for the 850 MHz License;

    WHEREAS, Seller intends to disaggregate 850 MHz of the spectrum covered by the License, comprised of the frequencies between 27.5 and 28.35 GHz and to be conveyed to Purchaser pursuant to a license granted by the FCC thereto (the "850 MHz License") and Purchaser wishes to purchase the 850 MHz License, upon the terms and subject to the conditions set forth herein, free and clear of all Liens.

    WHEREAS, holders of a majority of the outstanding shares of common stock of CVUSA wish to irrevocably consent to this Agreement and the transactions contemplated hereby;

    NOW, THEREFORE, in consideration of the premises, and the mutual conditions and obligations set forth herein, the parties hereto hereby agree as follows:

    1. Purchase Price; Loan. (a) The purchase price for the 850 MHz License shall be $32,500,000, of which a portion will be payable by offset of the total outstanding principal amount and accrued interest on the Loan (as defined below) and the remainder of which will be payable by wire transfer of immediately available funds to Seller at the Closing (defined in Section 3).



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    (b) As promptly as practicable following the execution and delivery of this Agreement by the parties hereto (including the voting agreement of certain holders owning not less than 39% of the outstanding shares of common stock of CVUSA), Purchaser will make an initial loan to Seller (the "Initial Loan") in the amount of $3,500,000, and, when Seller shall have made the FCC filings contemplated by Section 2(a) and CVUSA shall have obtained the stockholder approval contemplated by Section 13, Purchaser will make an additional loan in the amount of $2,000,000 (such loan, together with the Initial Loan and the loans that Purchaser may, in its sole discretion, make pursuant to Section 6, the "Loans") at 7.5% per annum, with interest and principal payable in full at the Closing by way of offset against the purchase price then due, as provided above, or on such earlier date as this Agreement may be terminated in accordance with its terms, provided that in the event of such a termination, such interest rate will be 18% per annum. The Loans will be secured by a first priority perfected security interest on all of the assets of Seller as to which a security interest may be granted, including, without limitation, the proceeds from such assets as well as from the sale or other transfer of FCC licenses, it being understood and agreed that (i) a vendor's security interest in certain equipment has been assigned to NewStart Factors, Inc. and (ii) the FCC licenses may not be subject to security interests as a matter of law. Purchaser's security interest will extend to after-acquired property and to proceeds, provided that Borrower will retain the right to enter into vendor financing and equivalent secured financing arrangements with respect to equipment acquired after the date hereof. CVUSA will guarantee the repayment in full of the Loans in accordance with its terms, and will secure its guarantee with a pledge of all of the outstanding shares of stock of CellularVision Capital Corp., the sole general partner of Seller, and all of the outstanding limited partnership interests in Seller, all of which are owned by CVUSA. The parties agree to prepare, review and negotiate in good faith and execute as promptly as practicable (and in any event prior to the funding of the Loans) mutually acceptable definitive documentation ((the "Loan Documents") in customary form for these financing transactions, including, without limitation, a Loan Agreement (including guaranty provisions), a Note, a Security Agreement (including pledge provisions), and UCC-1 forms. To the extent there is an inconsistency between the Loan Documents and this Agreement with respect to the Loans and related security arrangements, the Loan Documents shall control.

    2. Government Approvals; Transition. (a) As promptly as practicable following the execution and delivery of this Agreement, Seller and Purchaser will (i) file appropriate applications for the disaggregation of the License and assignment of the 850 MHz License to Purchaser and (ii) make such filings under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and the rules and regulations (collectively, the "HSR Act") as may be legally required in order to consummate the transactions contemplated herein, with the filing fee related to any such filing to be shared by Purchaser and CVNY on a 50%/50% basis. Following the making of such applications and filings, both parties will diligently

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attempt to obtain successful results with respect thereto in a manner that permits the consummation of the transactions contemplated herein as soon as practicable.

         (b) Prior to the Closing, and in accordance with all applicable legal and regulatory requirements, Seller will clear its operations from the spectrum covered by the 850 MHz License, such transition to be completed in any event within 90 days of the date of FCC Approval (as herein defined).

    3. Closing. The closing of the transactions contemplated herein (the "Closing") shall occur on the first business day (the "Closing Date") following the first date upon which all of the following conditions are satisfied: (i) the FCC shall have granted its consent to the assignment of the 850 MHz License to Purchaser and, unless waived by Purchaser, such consent shall have become a final, nonappealable order no longer subject to review or reconsideration ("FCC Approval"); (ii) CVUSA shall have obtained the approval of its stockholders with respect to the transactions contemplated hereby; and (iii) any applicable waiting period under the HSR Act shall have expired without action taken to prevent the consummation of the transactions contemplated herein. At the closing, Seller shall assign the 850 MHz License to Purchaser free and clear of all Liens against payment of the Purchase Price as contemplated by Section 1.

    4. Representations and Warranties. (a) Each party (the "Representer") hereby represents and warrants to the other that (i) the Representer has all requisite power and authority to execute this Agreement and the Loan Documents and perform its obligations hereunder and thereunder, (ii) all corporate and partnership action necessary for the authorization, execution and performance by the Representer of its obligations hereunder and thereunder have been taken, except that, in the case of CVUSA, stockholder approval may be required, and
(iii) subject to obtaining the consent and approvals referred to in paragraph 3 above, the execution, delivery and performance of this Agreement and the Loan Documents does not and will not require the consent of any other person or entity, contravene the certificate of incorporation or by-laws or certificate of limited partnership or partnership agreement of the Representer or conflict with or result in a breach or violation by the Representer of any law, court or administrative order or contract to which the Representer is a party or by which the Representer is bound.

    (b) Seller and CVUSA hereby represent and warrant that Seller is the sole legal and beneficial owner and holder of the License, has the right under applicable law and FCC regulations to effect the disaggregation of spectrum contemplated hereby and that the License is, and the 850 MHz License will be, held by Seller free and clear of all Liens. Without limiting the foregoing, Seller hereby represents and warrants that no person or entity other than Seller has or will have the right to use all or any portion of the License or the 850 MHz License. Seller hereby further represents and warrants that (i) it is in compliance in all material respects with the Communications Act of 1934,

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as amended, and the rules, regulations and policies of the FCC, (ii) Seller has satisfied all build-out, renewal, construction and other material regulatory requirements, and (iii) there are no pending complaints, challenges, petitions, appeals or other regulatory encumbrances pending or, to the best of the knowledge of Seller or CVUSA, threatened, against Seller or the License.

    (c) Each party will use all commercially reasonable efforts to cause all of its representations and warranties in this Agreement to remain true and correct at all times through the Closing Date and to cause all conditions to Closing to be satisfied.

    5. Closing Conditions. (a) Each Party's obligation to close shall be subject to the following conditions (i) the other party's representations and warranties hereunder and under the Loan Documents shall be true and correct on and as of the Closing Date as if made again on that date, (ii) the other party shall have performed all covenants to have been performed hereunder and thereunder and (iii) the other party shall have delivered a certificate of a senior officer as to the matters in clauses (i) and (ii) above dated as of the Closing Date.

    (b) Purchaser's obligation to close shall be subject to the conditions that (i) the conditions referred to in Sections 2(b) and 3 shall have been satisfied, (ii) there shall be no injunction or order of any court or government agency restraining or invalidating any of the transactions contemplated hereby, and (iii) Purchaser shall have received opinions of Seller's counsel dated as of the date hereof and as of the Closing date in form and substance reasonably satisfactory to Purchaser and covering such portion of the matters covered by Seller's and CVUSA's representations contained herein as are customarily covered in legal opinions and subject to customary qualifications, including an opinion of FCC counsel substantially in the form attached.

    6. Termination. Either party which is not then in material breach of its obligations hereunder may terminate this Agreement without liability by written notice to the other party if the Closing Date shall not have occurred on or before January 31, 1999, provided, however, that upon Purchaser's notice given at least 10 days prior to the date that termination would otherwise be permitted, such date shall be extended to June 30, 1999 and, thereafter, to December 31, 1999 if (i) Purchaser is not in material breach of its obligations hereunder and (ii) on each such occasion Purchaser makes an additional Loan of $3.5 million in principal amount to the Seller on substantially the same terms as the Loans. Purchaser may terminate this Agreement at any time if CVUSA has not obtained stockholder approval of this transaction by October 10, 1998.

    7. Transaction Expenses. Except as otherwise provided in Section 2(a) and Section 13, each of the parties hereto will be responsible for its own expenses (including fees and expenses of legal counsel) incurred in connection with the transactions contemplated hereby, provided that as of the Closing Date


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(or earlier termination of this Agreement in accordance with its terms in a case in which the expense reimbursement provision of Section 13 do not apply) Seller and CVUSA will reimburse Purchaser's reasonable fees and expenses of counsel incurred in connection with the negotiation and preparation of the documents relating to the transactions contemplated hereby, including the Loans, and the prosecution of the FCC applications contemplated hereby, provided that the amount of such fees and expenses related to the documentation of the transactions through the funding of the Initial Loan and prosecution of the FCC applications contemplated hereby shall not exceed $50,000. Each party represents to the other that it has not incurred any liability for a broker's or finder's fee in connection with the transactions contemplated hereby, except that Seller is liable to Wasserstein Perella & Co., Inc. for fees in connection with such transactions.

    8. Publicity; Disclosure. Without the prior approval of the other party, neither of the parties hereto shall disclose to the public or to any third party any information concerning the transactions contemplated hereby, other than disclosures to their financial, legal and other advisors and to governmental authorities or the public as may, in the opinion of counsel, be required by law. Notwithstanding the foregoing, CVUSA shall be permitted to include in the proxy statement described in Section 13 hereof, such details of the transactions contemplated hereby as may be required by law; provided that Purchaser shall have the right to review and comment thereon prior to the proxy statement being filed with the SEC or distributed. The parties will cooperate in the preparation of a joint press release or coordinated but separate press releases announcing the effectiveness of this Agreement as soon as it occurs pursuant to Section 12.

    9. Access. Until the Closing, CVUSA and Seller will give Purchaser and its representatives all access during ordinary business hours to the premises and personnel of Seller and CVUSA and to all accounting, financial and other records applicable to Seller as Purchaser may reasonably request for the purpose of confirming compliance with this Agreement and CVUSA and shall furnish all information with respect to the business and affairs of Seller as Purchaser may reasonably request for such purpose. CVUSA and Seller will cause their executives, employees, attorneys and accountants to make themselves available to provide reasonable cooperation to Purchaser in connection therewith.

    10. Exclusivity. Neither CVUSA nor Seller shall (nor shall either of them permit their representatives or stockholders to) discuss a possible sale, lease or other disposition of or by Seller or CVUSA (whether by sale of stock or assets or otherwise) that is not consistent with the sale to Purchaser of the 850 MHz License contemplated hereby or provide any information in connection therewith to any other party or enter into any agreements or commitments to do the same.

    11. Assignment. This Agreement is intended to be a binding agreement between Purchaser, CVUSA and Seller and shall bind and inure to the benefit

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of the successors and assigns of such parties; provided that CVUSA and Seller may not assign their rights or delegate their obligations hereunder without Purchaser's prior written consent, which will not be unreasonably withheld. The Purchaser may assign its rights hereunder to any of its wholly-owned or majority controlled subsidiaries, provided that no such assignment of its rights shall relieve Purchaser of any of its obligations hereunder.

    12. Effectiveness. Simultaneously with the execution and delivery of this Agreement the following are expected to occur, upon the occurrence of which this Agreement will come into full force and effect:

        (a) Holders of not less than 39% of the issued and outstanding shares of Common Stock of CVUSA shall have agreed to vote their shares as provided below;

        (b) Seller shall have executed and delivered to Purchaser the Loan Documentation, including arrangements with existing creditors as Purchaser shall deem appropriate;

        (c) Purchaser shall have received such opinions of Seller's counsel as it shall reasonably require in connection with FCC and corporate matters with respect to the Loan Documents, the License and the transactions contemplated hereby, including, if Purchaser so requires, a favorable opinion from Purchaser's FCC counsel to the effect that there is no reason to expect (i) that the transactions contemplated hereby will materially adversely affect the regulatory status of any of the FCC wireless licenses currently held by Purchaser or any of its subsidiaries or (ii) that there is any reason to believe that the disaggregation of spectrum is not permissible under applicable law.

    13. Shareholder Approval; Break-up fee; Events of Bankruptcy.
        ---------------------------------------------------------
         (a) CVUSA has obtained the approval of a majority of its board of directors to the transactions contemplated hereby, and its board has recommended and will continue to recommend, so long as such recommendation is consistent with their fiduciary duties under applicable law, that its stockholders vote to approve the transactions contemplated hereby. CVUSA will call a special meeting of its stockholders as promptly as practicable for the purpose of obtaining such approval, will file a preliminary proxy statement with respect thereto with the Securities and Exchange Commission within five (5) business days of the execution of this Agreement and will distribute a definitive proxy statement to stockholders in accordance with applicable law, and use its best efforts to hold such meeting and obtain such approval as quickly as possible.

         (b) In the event a petition for relief under 11 U.S.C. ss.101 et seq. (the "Bankruptcy Code") or similar State insolvency statute, is filed by or against Seller or CVUSA, each Seller and CVUSA agree to (i) consent to entry

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of an order for relief under Chapter 11 of the Bankruptcy Code; (ii) continue to comply with the terms of this Agreement; and (iii) to the extent necessary for Seller or CVUSA to continue to comply with the terms of this Agreement, seek Bankruptcy Court approval of the sale contemplated by this Agreement or take such other action as may be necessary or advisable to allow Seller and CVUSA to continue to comply with the terms of this Agreement.

         (c) in the event at any time on or prior to the Closing Date
(i) this Agreement is terminated by Seller or CVUSA (other than as a result of a material breach by Purchaser) and a court determines that specific enforcement in accordance with the provisions of Section 14(b) is not available to Purchaser, or (ii) Purchaser terminates this Agreement because CVUSA stockholder approval has not been obtained by October 10, 1998, then Purchaser shall be entitled to the following as liquidated damages, and not as a penalty:

         (i) Expense Reimbursement: Seller and CVUSA jointly and severally shall reimburse Purchaser for its actual and reasonable out-of-pocket expenses, not to exceed $325,000 (exclusive of the amounts payable pursuant to Section 7) incurred in furtherance of this Agreement and the transactions contemplated herein, including without limitation, attorneys' fees and expenses incurred by Purchaser for services of outside counsel in negotiating this Agreement, the Loan Documents and all related agreements, performance of due diligence, or otherwise (the "Expense Reimbursement"). Purchaser shall submit to Seller and CVUSA an itemized statement reflecting such actual reasonable expenses. Within five (5) days thereafter, Seller and CVUSA shall make an Expense Reimbursement. This obligation shall survive any termination of this Agreement, and shall be secured by the collateral under the security agreement being executed in relation to the Loans.

         (ii) Termination Fee. Seller and CVUSA jointly and severally shall, within five (5) days of such termination, pay $1,625,000 to the Purchaser as a termination fee ("Termination Fee"). This obligation shall survive any termination of this Agreement, and shall be secured by the collateral under the security agreement being executed in relation to the Loans.

    14. Specific Performance; Miscellaneous; Conflict Waiver. (a) This Agreement shall be construed and enforced in accordance with the internal laws of the State of New York. This Agreement may be executed in any number of counterparts, each of which shall be an original, but which together shall constitute one instrument.

        (b) Notwithstanding the provisions of Section 13(c)(i) and
(ii), it is understood and agreed that money damages would not be an adequate remedy for a breach of the Agreement by Seller or CVUSA and that Purchaser shall be entitled to specific performance and injunctive or other equitable relief as a remedy for any such breach. Seller and CVUSA agree to waive any

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requirement for the securing or posting of any bond in connection with such remedy. Such remedy shall not be deemed to be the exclusive remedy for any such breach, but shall be in addition to all other remedies available to Purchaser at law or in equity.

        (c) Each of the parties hereto acknowledges that Willkie Farr
& Gallagher regularly acts as counsel for each of them, and consents to the fact that the New York office of such firm will provide corporate (but not FCC) advice to CVUSA and Seller (which will receive FCC advice from other counsel), its Washington office will provide FCC (but not corporate) advice to Purchaser, which is also represented by other counsel in this matter.

                            [Signature page follows]


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                  IN WITNESS WHEREOF, the undersigned have executed this
Agreement as of the date first above written.


                                            WINSTAR COMMUNICATIONS, INC.



                                            By:/s/ Timothy R. Graham
                                               ----------------------
                                               Title:

Accepted and agreed as of July 10, 1998


CELLULARVISION USA, INC.


By:/s/ Shant Hovnanian
   ---------------------
   Printed name:
   Title:

         CELLULARVISION OF NEW YORK, L.P.

         By: CELLULARVISION CAPITAL CORP.,
                  its General Partner

         By:/s/ Shant Hovnanian
            ---------------------
            Title:

         Voting Agreement by Stockholders
         ----------------------------------

         In consideration of the Purchaser executing the Agreement, the undersigned, being the holders of not less than 39% outstanding shares of the voting capital stock of CellularVision USA, Inc. which is entitled to vote a the approval of the transactions described herein, hereby expressly and irrevocably agree to vote all such shares in favor of approval of the transactions contemplated hereby at any special meeting of stockholders to be called for such purpose and do hereby agree to take such actions as Purchaser may reasonably request in order to further evidence such approval and consent.



                                            /s/ Shant Hovnanian
                                            ---------------------
                                            Shant Hovnanian


                                            /s/ Vahak Hovnanian
                                            ---------------------
                                            Vahak Hovnanian